EARNINGS PER UNIT AND CASH DISTRIBUTIONS	9 Months Ended
Sep. 30, 2016
Earnings Per Share [Abstract]
EARNINGS PER UNIT AND CASH DISTRIBUTIONS
EARNINGS PER UNIT AND CASH DISTRIBUTIONS

The calculations of basic and diluted earnings per unit are presented below:

	Three months ended September 30,		Nine months ended September 30,
(in thousands of $, except per unit data)	2016	2015	2016	2015
Net income attributable to general partner and limited partner interests	55,996	32,668	100,728	104,952
Less: distributions paid (1)	(38,199)	(38,533)	(114,579)	(115,598)
Under (over) distributed earnings	17,797	(5,865)	(13,851)	(10,646)
Net income attributable to:
Common unitholders	44,172	22,111	83,704	71,379

Weighted average units outstanding (basic and diluted) (in thousands):
Common unitholders	61,079	45,663	50,485	45,663

Earnings per unit (basic and diluted):
Common unitholders	$0.72	$0.48	$1.66	$1.56

Cash distributions declared and paid in the period per unit(2):	$0.58	$0.58	$1.73	$1.73
Subsequent event: Cash distributions declared and paid per unit relating to the period(3):	$0.58	$0.58	$0.58	$0.58
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(1) Refers to distributions made or to be made in relation to the period, irrespective of the declaration and payment dates, and is based on the number of units outstanding at the quarter end. This includes assumed cash distributions to IDR holders for each of the three months ended September 30, 2016 and 2015 of $2.2 million and assumed cash distributions to IDR holders of $6.5 million for each of the nine months ended September 30, 2016 and 2015.

(2) Refers to cash distributions declared and paid during the period.

(3) Refers to cash distributions declared and paid subsequent to the period end.

As of September 30, 2016, of our total number of units outstanding, 69% were held by the public and the remaining units were held by Golar (including the general partner units representing a 2% interest).